Exhibit 10.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

i.	Form S-8 Registration Statement (File No. 333-11092), filed with the SEC on November 4, 1999;

ii.	Form S-8 Registration Statement (File No. 333-11388), filed with the SEC on January 24, 2000;

iii.	Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File No. 333-93127), filed with the SEC on January 24, 2000;

iv.	Form F-3 Registration Statement (File No. 333-11784), filed with the SEC on April 4, 2000;

v.	Form S-8 Registration Statement (File No. 333-12516), filed with the SEC on September 12, 2000;

vi.	Form S-8 Registration Statement (File No. 333-12864), filed with the SEC on November 15, 2000;

vii.	Form S-8 Registration Statement (File No. 333-13410), filed with the SEC on April 27, 2001;

viii.	Form F-3 Registration Statement (File No. 333-13966), filed with the SEC on September 28, 2001;

ix.	Form F-3 Registration Statement (File No. 333-14004), filed with the SEC on October 12, 2001;

x.	Form S-8 Registration Statement (File No. 333-14016), filed with the SEC on October 17, 2001;

xi.	Form S-8 Registration Statement (File No. 333-98075), filed with the SEC on August 14, 2002;

xii.	Form S-8 Registration Statement (File No. 333-107271), filed with the SEC on July 23, 2003;

xiii.	Form S-8 Registration Statement (File No. 333-108755), filed with the SEC on September 12, 2003;

xiv.	Form F-3 Registration Statement, as amended (File No. 333-119301), initially filed with the SEC on September 27, 2004;

xv.	Form S-8 Registration Statement (File No. 333-119746), filed with the SEC on October 14, 2004;

xvi.	Form S-8 Registration Statement (File No. 333-121813), filed with the SEC on January 3, 2005;

xvii.	Form S-8 Registration Statement (File No. 333-129288), filed with the SEC on October 28, 2005;

xviii.	Form S-8 Registration Statement (File No. 139009), filed with the SEC on November 29, 2006;

xix.	Post-Effective Amendment No. 2 on Form S-8 to Form F-4 Registration Statement, as amended (File No. 333-133919), initially filed with the SEC on May 9, 2006;

xx.	Form F-3 Registration Statement (File No. 333-139029), filed with the SEC on November 30, 2006;

xxi.	Form F-3 Registration Statement (File No. 333-139030), filed with the SEC on November 30, 2006;

xxii.	Form S-8 Registration Statement (File No. 333-143972), filed with the SEC on June 22, 2007;

xxiii.	Form S-8 Registration Statement (File No. 333-151348), filed with the SEC on June 2, 2008;

xxiv.	Form S-8 Registration Statement (File No. 333-160149), filed with the SEC on June 22, 2009;

xxv.	Form S-8 Registration Statement (File No. 333-160148), filed with the SEC on June 22, 2009.

xxvi.	Form S-8 Registration Statement (File No. 333- 172901), filed with the SEC on March 17, 2011.

of our reports dated March 18, 2011 with respect to the consolidated financial statements of Alcatel-Lucent and subsidiaries and the effectiveness of internal control over financial reporting of Alcatel-Lucent and subsidiaries, included in this Annual Report on Form 20-F of Alcatel-Lucent for the year ended December 31, 2010.

/s/ Ernst & Young et Autres

represented by Jean-Yves Jégourel

Neuilly-sur-Seine, France

March 18, 2011